As filed with the Securities and Exchange Commission on August 28, 2013

Securities Act File No. 33-40771

Investment Company Act File No. 811-05502

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 36	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 43	☒

COMSTOCK FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center,

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Bruce N. Alpert Comstock Funds, Inc. One Corporate Center Rye, New York 10580-1422	Michael R. Rosella, Esq. Paul Hastings LLP 75 East 55th Street New York, New York 10022

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b); or
☒	on August 28, 2013 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [ ] pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on [ ] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Comstock Funds, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Comstock

Funds,

Inc. (the “Company”)

Comstock Capital Value Fund

Class	Ticker Symbol
A	DRCVX
C	CPCCX
R	CPCRX

PROSPECTUS

August 28, 2013

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More Information about these and other discounts is available from your financial professional and in the “Classes of Shares” section on page 12 of the Prospectus.

		Class A Shares		Class C Shares		Class R Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)		None		1.00%		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)		None		None		None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)		2.00%		2.00%		2.00%
Exchange Fee		None		None		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees		1.00%		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%		1.00%		None
Other Expenses		1.62%		1.62%		1.62%
Dividend Expense on Securities Sold Short	1.04%		1.04%		1.04%
All Additional Other Expenses	0.58%		0.58%		0.58%

Total Annual Fund Operating Expenses		2.87%		3.62%		2.62%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$848	$1,413	$2,001	$3,586
Class C Shares	$464	$1,109	$1,873	$3,880
Class R Shares	$265	$814	$1,390	$2,954

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$848	$1,413	$2,001	$3,586
Class C Shares	$364	$1,109	$1,873	$3,880
Class R Shares	$265	$814	$1,390	$2,954

2

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio.

Principal Investment Strategies

The Fund follows a value oriented strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. As a result, Gabelli Funds, LLC, (the “Adviser”) has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund’s assets and is not required to maintain any minimum portion of the Fund’s assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund’s investment performance will depend in large part on the asset allocation selected by the portfolio managers. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.

As of the date of this prospectus, the portfolio managers view the U.S. equity markets as overvalued by most traditional measures and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed-income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund’s asset positioning quickly and decisively.

The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund’s equity securities. The debt securities in which the Fund may invest include: U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers, including those in emerging markets. The Fund may also invest in debt securities convertible into shares of common stock. The Fund’s debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in high yield debt securities (commonly referred to as “junk bonds”), but currently intends to limit such investments to 35% of its assets. High yield debt securities are those rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or “BB” or lower by Standard & Poor’s Rating Services, a division of McGraw-Hill Companies (“S&P”). There is no restriction on the maturity of the Fund’s portfolio or on any individual debt security in the Fund’s portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

3

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund’s income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund’s portfolio, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund’s net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund’s compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

You may want to invest in the Fund if:

•	you are pursuing a long term investment goal
•	you are seeking current income and appreciation of capital
•	you are seeking to preserve assets in “down” markets
•	you are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy
•	you are able to tolerate the risks associated with significant investments in foreign securities, high-yield bonds, derivatives, and convertible securities

Principal Risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

4

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Debt Securities Risk.    To the extent the Fund’s assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. When interest rates rise, the value of the debt securities in the Fund’s portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time.

•

High Yield Securities Risk.    High yield securities may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have difficulty making principal and interest payments when due in the event of a downturn in the economy or unanticipated corporate developments.

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Short Sale Risk.    If the price of a security sold “short” by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss.

•	Derivatives Risk. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

5

COMSTOCK CAPITAL VALUE FUND

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the years shown in the bar chart, the highest return for Class A Shares for a quarter was 32.13% (quarter ended December 31, 2008) and the lowest return for a quarter was (16.63)% (quarter ended June 30, 2003).

Year to date total return for the six months ended June 30, 2013, was (10.95)%.

Average Annual Total Returns (for the periods ended December 31, 2012, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Class A Shares (first issued on 10/10/85)
Return Before Taxes	(26.22)%	(9.66)%	(11.35)%
Return After Taxes on Distributions	(26.22)%	(9.66)%	(11.62)%
Return After Taxes on Distributions and Sale of Fund Shares	(17.12)%	(7.93)%	(8.73)%
Class C Shares (first issued on 08/22/95)
Return Before Taxes	(22.97)%	(9.26)%	(11.49)%
Class R Shares (first issued on 08/22/95)
Return Before Taxes	(21.59)%	(8.42)%	(10.62)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

6

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers. Mr. Charles L. Minter, a Director of Comstock Funds, Inc., has served as Portfolio Manager of the Fund since April 1987. Mr. Martin Weiner, CFA, President of Comstock Funds, Inc., has served as Portfolio Manager since 1999.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Class R Shares may be purchased either directly or through certain intermediaries that have entered into a selling agreement with the distributor by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial, or similar capacity for certain benefit plans and retirement plans. To purchase Class R Shares, call 800-GABELLI (800-422-3554).

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. This investment objective is fundamental and may not be changed without shareholder approval. The Fund’s investment strategy is not fundamental and may be changed by a vote of a majority of the Board of Directors (the “Board”) at any time without a vote of shareholders.

7

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund’s assets and is not required to maintain any minimum portion of the Fund’s assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund’s investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund’s equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers, including those in emerging markets. The Fund may also invest in debt securities convertible into shares of common stock. The Fund’s debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in high yield debt securities (commonly referred to as “junk bonds”) with no minimum rating assigned by Moody’s or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase “Ba” or lower by Moody’s or “BB” or lower by S&P. There is no restriction on the maturity of the Fund’s portfolio or on any individual debt security in the Fund’s portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund’s income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund’s portfolio, provided that in the case of an option that is

8

in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund’s net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund’s compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund’s shares may be adversely affected during periods in which there are stable or rising market conditions.

The Fund may also use the following investment technique:

•

Defensive Investments.    When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such instruments may include, without limitation, fixed income securities and money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Fund’s Statement of Additional Information (“SAI”) which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Debt Securities Risk.    To the extent the Fund’s assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund’s total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund’s assets or a substantial inflow of money into the Fund. The Fund’s total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund’s assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market’s perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer’s debt securities.

9

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•

Political Risk.    Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk.    The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

High Yield Securities Risk.    High yield securities may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have difficulty making principal and interest payments when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

•

Convertible Securities Risk.    The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in

10

its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Short Sale Risk.    If the price of a security sold “short” by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the “shorted” security increases between these two dates, the Fund will incur a loss.

•

Derivatives Risk.    Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund’s original investment in derivatives.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended April 30, 2013, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund’s semiannual report to shareholders for the period ending October 31, 2013 will contain a discussion of the basis of the Board’s determination to continue the investment advisory arrangement described above.

The Portfolio Managers.    The portfolio managers for the Fund are Charles L. Minter and Martin Weiner, CFA. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of the Fund.

Mr. Minter is currently a Director of Comstock Funds, Inc. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, the Fund’s previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President of Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University’s Graduate School of Business and a B.S. degree from Florida State University.

11

Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the Securities and Exchange Commission (“SEC”) in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor’s Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University’s Graduate School of Business and a B.A. in Economics from Brooklyn College.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Fund.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under its advisory agreement with the Fund.

INDEX DESCRIPTION

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

CLASSES OF SHARES

Three classes of the Fund’s shares are offered in this Prospectus — Class A Shares, Class C Shares, and Class R Shares. Class AAA Shares of the Fund are offered in a separate prospectus. The Fund is not designed for market timers; see the section entitled “Redemption of Shares”. Each class of shares has different costs associated with buying, selling, and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares. Class R Shares are only available to a limited group of investors who must purchase Class R Shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), an affiliate of the Adviser, or through financial intermediaries who have entered into selling agreements with the Distributor specifically with respect to Class R Shares.

Class A Shares and Class C Shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A Shares have an initial sales charge which is deducted directly from the money you invest. Class C Shares have a contingent deferred sales charge (“CDSC”) that you may have to pay if you sell your shares within 12 months of buying them. Class R Shares have no sales charges but are only available to a limited group of investors.

•	A “front end sales load”, or sales charge, is a one-time fee that may be charged at the time of purchase of shares.

12

•	A CDSC is a one-time fee charged at the time of redemption for shares redeemed within twelve months after purchase.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class R Shares.

	Class A Shares	Class C Shares	Class R Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None
Convertible to Another Class?	No.	No.	No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class R Shares.	Higher annual expenses than Class A Shares and Class R Shares.	Lower annual expenses than Class A or Class C Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s shares are also available free of charge and in a clear and prominent format on our website at www.gabelli.com/funds/multiclass/sales_ch.pdf. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

	If you...	then you should consider...
•	qualify for a reduced or waived front end sales load	purchasing Class A Shares instead of Class C Shares
•	do not qualify for a reduced or waived front end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
•	do not qualify for a reduced or waived front end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
•	are an eligible institutional investor of certain benefit or retirement plans	purchasing Class R Shares

13

Sales Charge — Class A Shares.    The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front end sales load.
**	Subject to a 1.00% CDSC for eighteen months after purchase.

There is no sales charge for investments in Class A Shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A Shares without a sales load and you redeem all or part of your shares within eighteen months after purchase. No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution. The Distributor may pay a dealer concession of up to 1% on investments made with no initial sales charge. The fee may be waived if no dealer concession is paid.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

14

Letter of Intent.    If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A Shares of the Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Fund or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of your immediate family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon (“BNYM”), Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund’s Transfer Agent (“Transfer Agent” or “State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, employees and directors of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund’s Distributor when they first satisfy these requirements); (7) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund’s Distributor; (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary; and (12) investments made to achieve a minimum investment balance of $1,000 in an account.

15

Investors who qualify under any of the categories described above should contact their broker or financial intermediary.

Contingent Deferred Sales Charge

We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first. Shares acquired by reinvestment of distributions can be sold without a CDSC.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax-deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Class C Shares

The CDSC is deducted directly from your investment when you sell your shares. It is equal to 1.00% of the original purchase price or the current value of the shares, whichever is lower. You will pay a CDSC when you redeem Class C Shares within approximately twelve months of buying them. We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C Shares of the Fund.

Class C Shares are never converted to Class A Shares. That means you keep paying the higher distribution and service fees associated with Class C Shares as long as you hold them. Over the long term, this can add up to higher total fees than Class A Shares.

The maximum amount of Class C Shares that are eligible for purchase by an investor is limited to $1 million.

Class R Shares

Class R Shares have no sales charges and no distribution or service fees, but are only available directly or through certain intermediaries that have entered into a selling agreement with the Distributor by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial, or similar capacity for certain benefit and retirement plans. To purchase Class R Shares, call 800-GABELLI (800-422-3554).

Rule 12b-1 Plans.    The Fund has adopted service and distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the

16

provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside a Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% of its average daily net assets attributable to Class C Shares to pay shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front end sales charge.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. You may purchase shares directly through registered broker-dealers, or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class R Shares of the Fund directly from the Distributor or through financial intermediaries who have entered into selling agreements with the Distributor.

The broker-dealer, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Class R Shares may only be purchased by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial, or similar capacity for certain benefit plans and retirement plans.

•

By Mail or In Person.    Your broker-dealer, or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the fund, and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

•	By Internet: You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Comstock Capital Value Fund

Account #

Account of [Registered Owners]

17

If you are making an initial purchase, you or your broker-dealer should also complete and mail a subscription order form to the address shown under “By Mail”. Note that banks may charge fees for wiring funds, although the Fund’s Transfer Agent, State Street, will not charge you for receiving wire transfers for initial or subsequent purchases.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See “Pricing of Fund Shares” for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A Shares.”

Minimum Investments.    Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A Shares and Class C Shares” below regarding minimum investment amounts applicable to such plans.

There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.    Federal law requires the Company, on behalf of the Fund, and, in some cases, your broker-dealer, to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer, or other financial intermediaries. Revenue sharing payments may also be made to brokers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those

18

firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker, or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information for Class A Shares and Class C Shares

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House (“ACH”) system. You must also have a completed, approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

19

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, which may be subject in some cases to a CDSC as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee, as described. See “Pricing of Fund Shares” for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Fund’s shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of the Fund’s shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has adopted procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class A, Class C, and Class R Shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the

20

redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street, call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000. The Distributor will waive any CDSC in connection with an involuntary redemption.

Reinstatement Privilege.    A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

21

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).You may not exchange shares by telephone if you hold share certificates.

•	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account

22

number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the

23

closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually for the Fund. You may have dividends and/or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of investment company taxable income (including distributions of net short term capital gains i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. Shareholder, except that qualified dividends may be eligible for the reduced federal tax rate applicable to long term capital gains. Properly reported distributions of net capital gain, i.e. net long term capital gains minus net short term capital loss (“Capital Gain Dividends”) are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund has a significant amount of capital loss carryforwards which will offset future recognized gains. As a result, Capital Gain Dividends are not expected until the capital loss carryforwards are utilized or expires. The Fund’s distributions, whether you receive them in cash or reinvest them in additional Fund shares, generally will be subject to federal, and, if applicable state, and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

A distribution declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

24

If you sell your Fund shares it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. The Fund does not consider taxes to be of primary importance in implementing its investment strategy. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund based on your individual circumstances.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semi-annual and quarterly reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of the Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

25

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Period Ended April 30	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Loss	Operating Expenses(c)	Portfolio Turnover Rate
Class A
2013	$1.50	$(0.04)	$(0.23)	$(0.27)	—	—	$0.00	$1.23	(18.00)%	$61,121	(2.75)%	2.87%	246%
2012	1.64	(0.04)	(0.10)	(0.14)	—	—	0.00	1.50	(8.54)	102,182	(2.27)	2.33	558
2011	2.07	(0.04)	(0.39)	(0.43)	—	—	0.00	1.64	(20.77)	82,465	(2.02)	2.11	368
2010	3.14	(0.05)	(1.02)	(1.07)	—	—	0.00	2.07	(34.08)	97,271	(2.02)	2.06	1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.31	58,112	(1.45)	2.22	440
Class C
2013	$1.35	$(0.04)	$(0.21)	$(0.25)	—	—	$0.00	$1.10	(18.52)%	$9,408	(3.50)%	3.62%	246%
2012	1.49	(0.05)	(0.09)	(0.14)	—	—	0.00	1.35	(9.40)	13,986	(3.02)	3.08	558
2011	1.90	(0.05)	(0.36)	(0.41)	—	—	0.00	1.49	(21.58)	14,366	(2.77)	2.86	368
2010	2.90	(0.06)	(0.94)	(1.00)	—	—	0.00	1.90	(34.48)	16,569	(2.76)	2.81	1,239
2009	2.02	(0.06)	0.94	0.88	—	—	0.00	2.90	43.56	16,138	(2.07)	2.97	440
Class R
2013	$1.51	$(0.04)	$(0.23)	$(0.27)	—	—	$0.00	$1.24	(17.88)%	$221	(2.50)%	2.62%	246%
2012	1.65	(0.03)	(0.11)	(0.14)	—	—	0.00	1.51	(8.48)	304	(2.01)	2.08	558
2011	2.08	(0.04)	(0.39)	(0.43)	—	—	0.00	1.65	(20.67)	310	(1.77)	1.86	368
2010	3.14	(0.04)	(1.02)	(1.06)	—	—	0.00	2.08	(33.76)	296	(1.77)	1.81	1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.56	148	(1.37)	1.97	440

†	Total investment returns exclude the effects of sales loads and assume reinvestment of distributions.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2013, 2012, 2011, 2010 and 2009 would have been 1.64%, 1.54%, 1.60%, 1.74%, and 1.90% (Class A), 2.39%, 2.29%, 2.35%, 2.49%, and 2.62% (Class C), and 1.39%, 1.29%, 1.35%, 1.48%, and 1.66% (Class R), respectively.

26

Comstock Funds, Inc.

Comstock Capital Value Fund

Class A, C, and R Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Comstock Funds, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-5502)

Comstock Funds, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Comstock

Funds, Inc.

(the “Company”)

Comstock Capital Value Fund

Class	Ticker Symbol
AAA	COMVX

PROSPECTUS

August 28, 2013

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)		None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)		2.00%
Exchange Fee		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%
Other Expenses		1.62%
Dividend Expenses on Securities Sold Short	1.04%
All Additional Other Expenses	0.58%

Total Annual Fund Operating Expenses		2.87%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$290	$889	$1,513	$3,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio.

Principal Investment Strategies

The Fund follows a value oriented strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. As a result, Gabelli Funds, LLC, (the “Adviser”) has considerable flexibility in selecting the types of investments and market

2

sectors for investment of the Fund’s assets and is not required to maintain any minimum portion of the Fund’s assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund’s investment performance will depend in large part on the asset allocation selected by the portfolio managers. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.

As of the date of this prospectus, the portfolio managers view the U.S. equity markets as overvalued by most traditional measures and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund’s asset positioning quickly and decisively.

The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund’s equity securities. The debt securities in which the Fund may invest include: U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers, including those in emerging markets. The Fund may also invest in debt securities convertible into shares of common stock. The Fund’s debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in high yield debt securities (commonly referred to as “junk bonds”), but currently intends to limit such investments to 35% of its assets. High yield debt securities are those rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or “BB” or lower by Standard & Poor’s Rating Services, a division of McGraw Hill Companies (“S&P”). There is no restriction on the maturity of the Fund’s portfolio or on any individual debt security in the Fund’s portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for

3

speculative purposes in order to increase the Fund’s income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund’s portfolio, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund’s net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund’s compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

You may want to invest in the Fund if:

•	you are pursuing a long term investment goal
•	you are seeking current income and appreciation of capital
•	you are seeking to preserve assets in “down” markets
•	you are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy
•	you are able to tolerate the risks associated with significant investments in foreign securities, high-yield bonds, derivatives, and convertible securities

Principal Risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•	Debt Securities Risk. To the extent the Fund’s assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. When interest rates rise, the value of the

4

debt securities in the Fund’s portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time.

•

High Yield Securities Risk.    High yield securities may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have difficulty making principal and interest payments when due in the event of a downturn in the economy or unanticipated corporate developments.

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Short Sale Risk.    If the price of a security sold “short” by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss.

•	Derivatives Risk. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

COMSTOCK CAPITAL VALUE FUND

(Total returns for the Years Ended December 31)

5

The bar chart above shows the total returns for Class A Shares of the Fund, (which are not offered by this Prospectus) for the periods ended December 31, 2003, through December 7, 2008, and total returns for Class AAA Shares for the period from December 8, 2008 through December 31, 2012. Sales loads on Class A Shares are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 32.13% (quarter ended December 31, 2008) and the lowest return for a quarter was (16.63)% (quarter ended June 30, 2003).

Year to date total return for Class AAA Shares for the six months ended June 30, 2013, was (10.95)%.

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
Class AAA Shares (first issued on 12/8/08)
Return Before Taxes	(21.26)%	(8.58)%	(10.82)%
Return After Taxes on Distributions	(21.26)%	(8.58)%	(11.08)%
Return After Taxes on Distributions and Sale of Fund Shares	(13.82)%	(7.06)%	(8.38)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

The historical performance of Class A Shares of the Fund (which are not offered by this Prospectus), is used to calculate the performance for Class AAA Shares prior to their issuance. The Class AAA Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities; however, annual returns of the Class AAA Shares would be higher than returns for Class A Shares because of their lower fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser.    Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers.    Mr. Charles L. Minter, a Director of Comstock Funds, Inc., has served as a Portfolio Manager of the Fund since April 1987. Mr. Martin Weiner, CFA, President of Comstock Funds, Inc., has served as a Portfolio Manager since 1999.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs, or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3354), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

6

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. This investment objective is fundamental and may not be changed without shareholder approval. The Fund’s investment strategy is not fundamental and may be changed by a vote of a majority of the Board of Directors (the “Board”) at any time without a vote of shareholders.

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund’s assets and is not required to maintain any minimum portion of the Fund’s assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund’s investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund’s equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers, including those in emerging markets. The Fund may also invest in debt securities convertible into shares of common stock. The Fund’s debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in high yield debt securities commonly referred to as “junk bonds” with no minimum rating assigned by Moody’s or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase “Ba” or lower by Moody’s or “BB” or lower by S&P. There is no restriction on the maturity of the Fund’s portfolio or on any individual debt security in the Fund’s portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for

8

speculative purposes in order to increase the Fund’s income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund’s portfolio, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund’s net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund’s compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund’s shares may be adversely affected during periods in which there are stable or rising market conditions.

The Fund may also use the following investment technique:

•

Defensive Investments.    When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such instruments may include, without limitation, fixed income securities and money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Fund’s Statement of Additional Information (“SAI”) which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Debt Securities Risk.    To the extent the Fund’s assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund’s total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund’s assets or a substantial inflow of money into the Fund. The Fund’s total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund’s assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market’s perception that an

9

issuer might not be able to make such timely payments may negatively affect the market value of that issuer’s debt securities.
•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.
•

Political Risk.    Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk.    The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.
•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.
•

High Yield Securities Risk.    High yield securities may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have difficulty making principal and interest payments when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

•

Convertible Securities Risk.    The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its

10

determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Short Sale Risk.    If the price of a security sold “short” by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the “shorted” security increases between these two dates, the Fund will incur a loss.

•

Derivatives Risk.    Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund’s original investment in derivatives.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended April 30, 2013, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund’s semiannual report to shareholders for the period ending October 31, 2013 will contain a discussion of the basis of the Board’s determination to continue the investment advisory arrangement described above.

The Portfolio Managers.    The portfolio managers for the Fund are Charles L. Minter and Martin Weiner, CFA. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of the Fund.

Mr. Minter is currently a Director of Comstock Funds, Inc. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, the Fund’s previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President of Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University’s Graduate School of Business and a B.S. degree from Florida State University.

11

Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the Securities and Exchange Commission (“SEC”) in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor’s Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University’s Graduate School of Business and a B.A. in Economics from Brooklyn College.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Fund.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under its advisory agreement with the Fund.

INDEX DESCRIPTION

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day. The Fund’s Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), an affiliate of the Adviser, has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Comstock Funds, Inc.” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

12

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Comstock Capital Value Fund

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail”. Note that banks may charge fees for wiring funds, although the Fund’s Transfer Agent, State Street Bank and Trust Company (the “Transfer Agent” or “State Street”), will not charge you for receiving wire transfers.

Share Price.    The Fund sells its Class AAA Shares based on the net asset value per share (“NAV”) next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” for a description of the calculation of the NAV.

Minimum Investments.    Your minimum initial investment must be at least $1,000. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed, approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Company, on behalf of the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business

13

address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder’s identity.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”) for Class AAA Shares of the Fund. Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations.

The Plan authorizes payments by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front end sales charge.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers, or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer, or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

14

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Fund’s shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of the Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a

15

sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitor purchase and redemption activities to assist in minimizing short term trading.

You may redeem shares through the Distributor, directly from the Fund through the Transfer Agent, or through your financial intermediary:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account are not permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from

16

telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV).You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

17

•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange your shares through the Distributor, directly through the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The NAV of the Fund’s Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made as of a time after the time as of which a purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid

18

and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of net investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. Shareholder, except that qualified dividends may be eligible for the reduced federal tax rate applicable to long term capital gains. Properly reported distributions of net capital gain (i.e. net long term capital gains minus net short term capital loss) (“Capital Gain Dividends”)

19

are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund has a significant amount of capital loss carryforwards which will offset future recognized gains. As a result, Capital Gain Dividends are not expected until the capital loss carryforwards are utilized or expires. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, and, if applicable state, and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

A distribution declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes. After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

If you sell your Fund shares it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. The Fund does not consider taxes to be of primary importance in implementing its investment strategy. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semi-annual, and quarterly reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal periods. The total returns in the table represents the return that an investor would have earned or lost on an investment in the Fund’s Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

20

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

Period Ended April 30	Net Asset Value, Beginning of Period	Income (Loss) from Investment Operations			Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Ratios to Average Net Assets/ Supplemental Data
		Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions					Net Investment Loss		Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2013	$1.50	$(0.04)	$(0.23)	$(0.27)	—	—	$0.00	$1.23	(18.00)%	$3,924	(2.75)%		2.87%		246%
2012	1.64	(0.04)	(0.10)	(0.14)	—	—	0.00	1.50	(8.54)	5,269	(2.27)		2.33		558
2011	2.07	(0.04)	(0.39)	(0.43)	—	—	0.00	1.64	(20.77)	1,235	(2.02)		2.11		368
2010	3.13	(0.05)	(1.01)	(1.06)	—	—	0.00	2.07	(33.87)	962	(2.00)		2.06		1,239
2009(d)	3.34	(0.03)	(0.17)	(0.20)	$(0.01)	$(0.01)	0.00	3.13	(5.96)	556	(2.11	)(e)	2.22	(e)	440

†	Total investment returns exclude the effects of sales loads and assume reinvestment of distributions. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2013, 2012, 2011, 2010 and 2009 would have been 1.64%, 1.54%, 1.60%, 1.74%, and 1.57%.

(d)	From the commencement of offering these shares on December 8, 2008 through April 30, 2009.

(e)	Annualized.

21

Comstock Funds, Inc.

Comstock Capital Value Fund

Class AAA Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Comstock Funds, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.
•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.
•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-5502)

COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2013

This Statement of Additional Information (“the SAI”), which is not a prospectus, describes Comstock Capital Value Fund (the “Capital Value Fund” or the “Fund”) which is the only series of the Comstock Funds, Inc., a Maryland corporation (the “Company”). This SAI should be read in conjunction with the Fund’s Prospectuses for Class AAA Shares, and for Class A, Class C, and Class R Shares, each dated August 28, 2013. This SAI is incorporated by reference in its entirety into the Company’s Prospectus. Portions of the Company’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus, please contact the Company at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

Class	Ticker Symbol
AAA	COMVX
A	DRCVX
C	CPCCX
R	CPCRX

GENERAL INFORMATION

The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one portfolio: the Capital Value Fund. The Company was incorporated under the laws of the State of Maryland on March 14, 1988, as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the “Reorganization”). The Capital Value Fund commenced operations upon the consummation of the Reorganization. On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Capital Value Fund was renamed Gabelli Comstock Capital Value Fund. On August 3, 2000, (i) the Company changed its name to Comstock Funds, Inc. and (ii) Gabelli Comstock Capital Value Fund was renamed Comstock Capital Value Fund.

The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund’s Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the Prospectuses and herein, the Fund may invest in any of the securities described below.

The Fund’s debt securities may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies, or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions, finance companies, and supranational organizations.

In determining whether the Fund should invest in particular debt securities, the Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer’s available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund, and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), a division of McGraw Hill Companies, Inc., or other recognized rating agencies. The judgment of the Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

In addition, the Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. The Fund may invest in a limited number of industries and the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

The Fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, two or more controlled issuers engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund’s investments in securities of the United States government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.

In many instances, the Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Adviser may consider the issuer’s experience and managerial strength, changing financial condition, borrowing requirements, or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, and asset coverage and earnings prospects.

Certain Investment Techniques

The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Fund. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Fund’s net asset value per share (“NAV”) fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

Lower Rated Securities

The Fund is permitted to invest in securities rated below Baa by Moody’s and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as “junk bonds”, provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, and the quality of the issuer’s management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in the Fund’s portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund’s assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency, i.e., securities rated C by Moody’s or D by S&P. The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody’s or BB or lower by S&P. The Adviser’s decision to invest in lower rated securities is not subject to shareholder approval.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody’s, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

You should carefully consider the relative risks of the Fund investing in higher yielding (and, therefore, higher risk) debt securities. Lower rated securities are rated Ba by Moody’s or BB by S&P or as low as the lowest rating assigned by Moody’s or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal are in arrears. Such obligations, though high yielding, are characterized by great risk. See “Description of Bond and Commercial Paper Ratings” for a general description of Moody’s and S&P securities ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund’s ability to achieve their investment objectives may be more dependent on the Adviser’s credit analysis than might be the case for funds that invested in higher rated securities.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Such securities are generally traded only among dealers and institutional investors. The secondary trading market for these securities generally is not as liquid as the secondary market for higher rated securities. The weaker secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet that fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The weaker secondary market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing that fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may further decrease the values and liquidity of these securities.

The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

Lower rated zero coupon securities and pay-in-kind bonds (in which the Capital Value Fund is limited to 5% of its total assets) involve special considerations. Such zero coupon securities, pay-in-kind, or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on their investment.

U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities, and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating, or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government provides financial support to such U.S. government sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

On September 7, 2008, the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”) were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FHLMC’s and FNMA’s assets and property and to put them in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure, and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.

Foreign Securities

The Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Fund’s investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including: greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Fund’s investments may be denominated. All of these risks are greater in emerging markets.

Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits, and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

By investing in foreign securities, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt, and its gross domestic product, will also affect the government’s ability to honor its obligations.

No established secondary markets may exist for many of the foreign securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the Fund changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to its shareholders.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

Foreign currency markets offer less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

Emerging markets will include any countries (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Fund may also purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments (“Sovereign Debt Obligations”). These include Brady Bonds, Structured Investments, and Loan Participations and Assignments (as defined below). See “Brady Bonds and Emerging Market Governmental Obligations,” “Structured Investments,” and “Loan Participations and Assignments” below.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners also could adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund’s investment objective. The Fund may have limited legal recourse in the event of default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium, and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

Expropriation, confiscatory taxation, nationalization, political, economic, or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund’s assets should these conditions or events recur.

Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by a domiciliary of the countries, and/or impose additional taxes on foreign investors.

In addition, if deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options and certain currency transactions) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Derivatives Transactions – Options, Futures, and Currencies

The Fund is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures, and foreign currencies for bona fide hedging and/or speculative purposes as specified in the Prospectuses. The Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, and options thereon, the Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by the Fund, the Fund will establish segregated accounts consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. The Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. All futures and related options transactions engaged in by the Fund will constitute bona fide hedging or other permissible transactions in accordance with the CEA, as amended, and the rules and regulations promulgated by the CFTC; provided, however, that the Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund’s portfolio; provided further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time the Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund’s portfolio. The Fund may also enter into forward foreign currency exchange contracts (“forward contracts”) for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, the Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.

In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Fund has adopted certain additional policies relating to derivative transactions. The Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of all uncovered put and call options held by the Fund would exceed 10% of the value of its net assets. The Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time the Fund enters into a transaction, the value of the Fund’s holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

The ability of the Fund to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential for losses. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated above. Furthermore, the Fund’s ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

In connection with transactions in stock index futures contracts, interest rate futures contracts, and options thereon written by the Fund on such futures contracts, the Fund engaging in such transactions will be required to deposit as “initial margin” an amount of cash and short-term United States government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Future Developments

The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible for the Fund.

Writing Covered Options on Securities. The Fund may write (sell) “covered call” options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain its objectives. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

When the Fund writes covered options, the Fund owns (in the case of a call option) the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or maintains in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities (in the case of a put option). The Fund may also write combinations of covered puts and calls on the same underlying security.

The Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by the Fund as illiquid securities. See “Illiquid or Restricted Securities.”

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Ordinarily, written options will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the Fund’s obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

Put and Call Options on Securities. The Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

The Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs. Alternatively, the Fund may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter (“OTC”) market. Because of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Options Clearing Corporation. The Fund expects to write options on national securities exchanges and in the OTC market.

While they may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchase and Sale of Options and Futures Contracts on Stock Indices. The Fund may purchase put and call options and write put and call options on stock indices as a hedge against movements in the equity markets or for speculative purposes. The Fund may also purchase and sell stock index futures contracts as a hedge against movements in the equity markets or for speculative purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When the Fund writes an option on a stock index, it will “earmark” on the records of the custodian or Adviser or establish a segregated account with the Fund’s custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause the Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause the Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Alternatively, the Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

Purchase and Sale of Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes, and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

The Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the Fund will fall, thus reducing the NAV of the Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would, as a result of the shortening of maturities, typically reduce the average yield of the Fund engaging in the strategy.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

The Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

Alternatively, the Fund may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. The Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. The Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

Foreign Derivatives Transactions. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

Foreign Currency Transactions. The Fund may enter into forward foreign currency contracts for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a fund that utilizes these instruments. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Fund’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, and indexes; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with their custodian or a designated sub-custodian or “earmarked” on the records of the Adviser to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency, or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Risk Factors in Derivatives Transactions.

Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the Fund’s NAV and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures, or currency transactions will reduce the Fund’s NAV, and possibly income, and the losses may be greater than if such instruments had not been used.

The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Fund generally expects that its options and futures transactions will be conducted on recognized securities and commodity exchanges. In certain instances, however, the Fund may purchase and sell stock options in the OTC market. The Fund’s ability to terminate stock option positions established in the OTC market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the SEC generally considers OTC options to be illiquid. There can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of the Fund to quickly liquidate options, futures, and currency positions in which significant unrealized gains have developed when the Adviser deems it appropriate to realize the gains.

Short-Selling of Securities

The Fund may make short sales of securities, including short sales “against the box”. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when, at the time of sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

Bank Obligations

Bank obligations that the Fund may purchase include time deposits (“TDs”), certificates of deposit (“CDs”), and banker acceptances (“BAs”). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BAs are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating, or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding, and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing, and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks, or U.S. branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

Commercial Paper

The Fund may purchase commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Fund will invest in commercial paper that is rated at least Prime-1 by Moody’s or A-1 by S&P or, if not rated, is determined by the Adviser to be of comparable quality.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, not more than 5% of the Fund’s total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements with a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Brady Bonds and Emerging Market Governmental Obligations

The Fund may invest in emerging market governmental debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under “Zero Coupon Securities and Discount Obligations.”

The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Fund may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Interbank Offered Rate (“LIBOR”). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank, and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Zero Coupon Securities and Discount Obligations

The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund’s emerging market governmental debt securities may be acquired at a discount (“Discount Obligations”).

Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of the Fund.

Stripped Mortgage-Backed Securities

The Fund may invest up to 10% of its total assets in stripped mortgage-backed securities (“SMBS”), all of which will be issued or guaranteed by the United States government, its agencies, or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only class) and the other class receiving all of the principal (“PO” or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates and, under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

Structured Investments

The Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Fund is permitted to invest in a class of structured investments, which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by the Fund for purposes of the Fund’s fundamental investment restriction on borrowing.

Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Preferred Stock

Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

Convertible Securities

A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Warrants

Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

Depositary Receipts

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as “Depositary Receipts”) evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. Banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

The Fund treats Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to any more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts.

Other Investment Companies

The Fund may invest in the securities of other publicly-offered or privately-issued investment companies or investment funds, subject to the limitations imposed by the 1940 Act and the rules and regulations thereunder. By investing in another investment company or investment fund, the Fund bears a ratable share of the investment company’s or investment fund’s expenses, as well as continuing to bear the Fund’s advisory and administrative fees with respect to the amount of the investment. The Fund’s investment in certain investment companies or investment funds will result in special U.S. federal income tax consequences.

Illiquid or Restricted Securities

The Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or “restricted” may involve added expense to the Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as “restricted securities” which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

Rule 144A Securities

The Fund may purchase certain restricted securities (“Rule 144A Securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A Securities will develop or be maintained. The Board of Directors (the “Board” or “Directors”) has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund’s 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security, and the time needed to dispose of the security. The Board periodically reviews the Fund’s purchases and sales of Rule 144A Securities and the Adviser’s compliance with the above procedures.

Loan Participations and Assignments

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Fund will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participations may be delayed and the assignability of the Participations impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). The Fund’s investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of the Fund’s investment restriction on investment in illiquid securities, the Fund will treat Loans as illiquid securities unless the staff of the SEC concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its NAV. The Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.

Leverage Through Borrowing

The Fund may borrow for investment purposes up to 33  1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers, or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account or “earmarked” on the records of the Adviser, liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Lending Portfolio Securities

To a limited extent, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33  1/3% of the value of the Fund’s total assets. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

Forward Commitments

The Fund may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. When the Fund purchases securities on a forward commitment, when issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund is required to designate the segregation, either on the records of the Adviser or with the Fund’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund’s net assets and its NAV.

Concentration

The Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

Description of Bond and Commercial Paper Ratings

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser will utilize Moody’s and/or S&P for determining the applicable ratings.

Bonds

Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P’s BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

Commercial Paper

Moody’s: The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-1+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Recent Regulatory Events

Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events

Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and cannot be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under “Description of the Fund’s Shares.”

The Fund may not:

1.

Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Fund’s total assets. (For purposes of this investment restriction, the entry into futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)

2.	Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities are not considered to represent industries.)

3.

Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

4.	Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

5.	Purchase or sell commodities or commodity contracts.

6.	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

7.	Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to such limitations.

8.	Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

9.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

In addition to the fundamental investment restrictions set forth above, the Company’s Board has adopted the following investment restrictions with respect to the Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Fund and may be changed by the Company’s Board without the approval of shareholders of the Fund.

The Fund may not:

1.	With respect to 75% of its assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the outstanding voting securities of such issuer.

2.	Invest in interests in oil, gas, or mineral exploration or development programs.

3.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

4.	Invest more than 15% of its net assets in illiquid securities.

The Fund adopted restriction 5 in order to comply with certain state securities laws no longer applicable to the Fund. In these laws, the term “commodity contract” was defined as a “contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point.” None of the Fund’s derivative and currency transactions involves the delivery or receipt of any asset that the Fund considers to be a commodity, and the Fund settles all such transactions by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

If a percentage restriction set forth above or elsewhere in this SAI with respect to the Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that the Fund’s asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that the Fund’s aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons”, as defined in the 1940 Act (the “’Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser. Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Set forth in the table below are the Interested Directors and the Independent Directors, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any. Under Maryland law, the Company’s Board is responsible for establishing the Company’s policies and for overseeing the management of the Company. The Board also elects the Company’s officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Company is set forth below.

Name, Position(s) Address[1] And Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years[3]
INTERESTED DIRECTORS[4]:

Charles L. Minter Director and Portfolio Manager Age: 71	Since 1987	1	Portfolio Manager, Gabelli Funds, LLC, since 2000; Prior to May 2000, Director, Chairman of the Board and Chief Executive Officer of Comstock Partners, Inc.	—

Henry G. Van der Eb, CFA[5] Chairman of the Board Age: 68	Since 2000	2	Senior Vice President of GAMCO Investors, Inc. since August 2004; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. since 1999; President and CEO of GAMCO Mathers Fund since 1999	—

INDEPENDENT DIRECTORS:

M. Bruce Adelberg Director Age: 76	Since 1995	2	Consultant, MBA Research Group since November 1995.	—

Anthony S. Colavita, Esq. Director Age: 52	Since 2009	2	Attorney Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 70	Since 2000	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing); and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Anthony R. Pustorino Director Age: 88	Since 2000	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Werner J. Roeder Director Age: 73	Since 2000	22	Medical Director of Lawrence Hospital and practicing private Physician	—

OFFICERS:

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bruce N. Alpert Executive Vice President and Secretary Acting Chief Compliance Officer Age: 61	Since 2000 Since November 30, 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carolyn Matlin Vice President Age: 56	Since 1987	Vice President, Gabelli Funds, LLC, since 2000.

Agnes Mullady Treasurer and Principal Financial Officer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex.

Martin Weiner, CFA President and Portfolio Manager Age: 79	Since 1995	Portfolio Manager of Gabelli Funds, LLC, since 2000; President and Portfolio Manager of the Comstock Capital Value Fund since 1999.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Company’s investment adviser.

[5]	Address: 2801 Lakeside Drive, Suite 201, North Bannockburn, IL 60015-1293.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

M. Bruce Adelberg. Mr. Adelberg is a Principal and has been a Consultant with MBA Research Group, a consulting company, since 1989. Mr. Adelberg is the Lead Independent Director of the Fund and a member of the Fund’s Audit and Nominating Committees. Mr. Adelberg also serves on the board of another fund in the Fund Complex. He has served as a New York Stock Exchange (“NYSE”) Supervisory Analyst for over twenty years and has eighteen years total audit committee experience. Mr. Adelberg was appointed to the Panel of Arbitrators at the NYSE and NASD in 1991 and has served continuously through the merger of the two programs into FINRA Dispute Resolution. He was a member of the New York Society of Securities Analysts for ten years and was a member of the Money Marketeers of New York University for eight years. Mr. Adelberg was a member of the Board of Directors of Carrols Corporation for five years while it was a closely held corporation, serving on the Audit Committee. Mr. Adelberg received his Bachelor of Science from New York University School of Business and his Master of Science from Columbia University School of Business. Mr. Adelberg’s education, professional training and experience, and other life experiences, including but not limited to his experience as a consultant, his service as a director of a corporation, and service on the board of another fund within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He also serves on the board of another fund in the Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the board of another fund within the Fund Complex, public service background in state and local government, make him highly qualified to serve as a Director of the Fund.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for four years. Mr. Enright is Chairman of the Fund’s Nominating Committee, a member of the ad hoc Proxy Voting Committee, a member of both multi-fund ad hoc Compensation Committees (described below under “Director — Leadership Structure and Oversight Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University. Mr. Enright’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CFO of an energy company, his service as a director for other corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Charles L. Minter. Mr. Minter is a Portfolio Manager of Gabelli Funds, LLC. Mr. Minter has over 30 years of investment experience. Mr. Minter received his Masters of Business Administration with distinction from New York University Graduate School of Business and his Bachelor of Science from Florida State University. Mr. Minter’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CFO of an energy company, his service as a director for other corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and a Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino is Chairman of the Fund’s Audit and ad hoc Proxy Voting Committees, is a member of the Fund’s Nominating Committee, and has been designated as the Fund’s Audit Committee Financial Expert. He also serves on comparable committees of other boards in the Funds Complex. Mr. Pustorino was a Director of LGL Group, Inc., a diversified manufacturing company and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. He was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino’s education, professional training and experience, and other life experiences, including but not limited to his experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating Committee and a member of both multi-fund ad hoc Compensation Committees and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College. Dr. Roeder’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Henry G. Van der Eb. Mr. Van der Eb is Senior Vice President of GAMCO Investors, Inc. (“GBL”) with a wide range of both investment and operating responsibilities across the firm and serves as Senior Advisor to management in all aspects of the firm’s business. He joined GBL in October 1999. Mr. Van der Eb is President, Chief Executive Officer, and Director of the Fund. Mr. Van der Eb is also Chairman and a member of the board of another fund in the Fund Complex. Mr. Van der Eb is a member of the CFA Society of Chicago, where he served as President from 1979 through 1980 and a Director from 1981 through 1983. He is also a member of the CFA Institute. Mr. Van der Eb received his Masters in Business Administration with Honors from Northwestern University Graduate School of Management in 1970 and his Bachelor of Arts in Biology from Vanderbilt University. Mr. Van der Eb’s education, professional training and experience, and other life experiences, including but not limited to his experience as president and CEO of the Fund, his investment management experience, and service on the board of another fund within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Adelberg as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Funds Complex on special committees or working groups that deal with complex wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Company’s Directors may from time to time also serve on this separate committee).

All of the Fund’s Directors other than Messrs. Minter and Van der Eb are Independent Directors, and the Board believes they are able to provide effective oversight of the Company’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Company’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Company are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Company through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Company and the Audit Committee discusses the Company’s risk management and controls with the independent registered public accounting firm engaged by the Company. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Company’s Chief Compliance Officer regarding compliance matters relating to the Company and its major service providers, including results of the implementation and testing of the Company’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Company’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Company because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Company: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in multi-fund ad hoc Compensation Committee described above).

The Company’s Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Adelberg, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 26, 2013. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out an audit. The Audit

Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company’s independent registered public accounting firm. During the fiscal year ended April 30, 2013, the Audit Committee met twice.

The Company’s Nominating Committee consists of four members: Messrs. Enright (Chairman), Adelberg, Pustorino, and Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended April 30, 2013.

The Company’s ad hoc Proxy Voting Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended April 30, 2013.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the GAMCO/Gabelli Funds Complex beneficially owned by each Director as of December 31, 2012.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED DIRECTORS:
Charles L. Minter	D	D
Henry G. Van der Eb	A	E

INDEPENDENT DIRECTORS:
M. Bruce Adelberg	D	E
Anthony S. Colavita, Esq.	A	B
Vincent D. Enright	A	E
Anthony R. Pustorino	B	E
Werner J. Roeder	A	E

*	Key to Dollar Ranges- Information as of December 31, 2012

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2012, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director/Nominee	Company	Title of Class	Value of Interests	Percent of Class
Anthony R. Pustorino	Same	The LGL Group, Inc.	Common Stock	$46,633	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$498,926	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

No director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Company pays each of its Independent Board Members $3,000 per annum and $1,000 for each regular meeting of the Board attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund pays the Chairman of the Audit Committee and the lead Director an annual retainer of $1,000. The Fund also pays each Board Member serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Company’s Directors. No executive officer or person affiliated with the Company received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 2013.

COMPENSATION TABLE

Aggregate Compensation

from Registrant

(Fiscal Year)

	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex*
Interested Directors
Charles L. Minter	$0	$0	(0)
Henry G. Van der Eb	$0	$0	(0)
Independent Directors
M. Bruce Adelberg	$9,000	$16,500	(2)
Anthony S. Colavita, Esq.	$7,000	$14,500	(34)
Vincent D. Enright	$7,000	$208,500	(16)
Anthony R. Pustorino	$9,000	$207,000	(13)
Werner J. Roeder	$7,000	$185,500	(22)

*	Represents the total compensation paid to such persons during the calendar year ended December 31, 2012. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Fund because they have common or affiliated investment advisers.

Code of Ethics

The Company, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.

Proxy Voting Policies

The Company, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or by-law amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its Corporate Governance Service, other third-party services, and the analysts of G.research, Inc. (“G.research”) (formerly, Gabelli & Company, Inc.), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Committee.

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Committee of the Company to determine a resolution. The Proxy Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Board’s ad hoc Proxy Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will break the tie. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800)  422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 7, 2013, the following persons were known to own of record or beneficially 5% or more of the Fund’s outstanding shares:

NAME AND ADDRESS	% OF CLASS		NATURE OF OWNERSHIP
CLASS AAA
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	78.58	%†	Beneficial*

NATIONAL FINANCIAL SVC LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS NEW YORK NY 10281-1003	5.74%	Beneficial*
CLASS A
MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE, FL 32246-6484	34.62%†	Beneficial*
UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	19.07%†	Beneficial*
MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	18.22%	Record
CLASS C
MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE, FL 32246-6484	48.21%†	Beneficial*
MORGAN STANLEY SMITH BARNEY JERSEY CITY, NJ 07311	17.82%	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	7.19%	Beneficial*
CLASS R
FRONTIER TRUST COMPANY FBO GABELLI FUNDS 401(K) PROFIT SHARING FARGO, ND 58106-0758	90.59%†	Beneficial*
JANNEY MONTGOMERY SCOTT LLC LOUIS J ROVELLI (IRA) PHILADELPHIA PA 19103-1610	5.39%	Beneficial*

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of July 31, 2013, as a group, the Directors and Officers of the Company owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $22.4 billion as of June 30, 2013. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL, the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as subadviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $17.3 billion as of June 30, 2013. Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), an affiliate of the Adviser with assets under management of approximately $1.5 billion as of June 30, 2013, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc, a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $778 million as of June 30, 2013; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $67 million as of June 30, 2013. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of June 30, 2013.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Fund pursuant to the investment advisory contract (the “Contract”). Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Contract, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including BNY Mellon Investment Servicing (US) Inc., the Fund’s Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), The Bank of New York Mellon, the Company’s Custodian, State Street Bank and Trust Company (“State Street”), the Fund’s Transfer Agent and Dividend Disbursing Agent; as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, Prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV of each class of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursements if assets are less than $50 million. During the fiscal year ended April 30, 2013, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others.

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined pursuant to 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets and allocable to each class on the basis of the assets attributable to such class.

Advisory Fees Paid to the Adviser by the Fund

(Fiscal year ended April 30)

2011	2012	2013
$1,516,153	$1,848,260	$1,007,861

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended April 30, 2013.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Charles L. Minter	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$110.1K	0	$0
Martin Weiner, CFA	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$614.5K	0	$0

*	For the Portfolio Managers, the above chart represents the portion of assets for which each Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers may manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers in the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes equity-based incentive compensation via awards of equity awards, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund. Net revenues of the Fund are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser’s parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers:

Team Member	Dollar Range of Equity Securities Held in the Fund*
Charles L. Minter	E
Martin Weiner	D

*	Key to Dollar Ranges- Information as of April 30, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund’s shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.0100%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 75 E. 55th Street, New York, New York 10022, serves as the Company’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square, New York, NY 10036-6530, independent registered public accounting firm for the Fund, has been selected to audit the Fund’s annual financial statements.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286 acts as the U.S. and international Custodian for the Fund. The Custodian does not assist in and is not responsible for investment decisions involving assets of the Fund.

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plans the Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of the Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Purchases of Class A Shares of the Fund may pay an up-front sales charge. Of such sales charge, certain portions are retained by the Distributor. Set forth in the table below are the amounts of sales charges paid on the purchases of Class A Shares and contingent deferred sales charges (“CDSCs”) for Class A and Class C Shares received and retained by the Distributor for the past three fiscal years:

Sales Commissions for the Years Ended April 30
	2011		2012					2013
Share Class	Commissions	Retained by Distributor	Commissions		Retained by Distributor			Commissions	Retained by Distributor
Class A Sales Commissions	$667,001	$129,984	$23,809	*		$4,495	*	$71,344	$12,574
			$184,040	**		$35,274	**
Class A CDSCs	Not Applicable	$17,417	Not Applicable			$100	*	Not Applicable	$254
						—	**
Class C CDSCs	Not Applicable	$9,969	Not Applicable		$ $	12,536 2,879	* **	Not Applicable	$2,841

*	Payments made to G.research. G.research was the Fund’s distributor prior to August 1, 2011.
**	Payments made to G.distributors. G.distributors replaced G.research as the Fund’s distributor effective August 1, 2011.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended April 30, 2013:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$ 12,574	$2,841	—	—

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund’s Class AAA, Class A, and Class C Shares. The Board has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company’s Board, including a majority of the Independent Directors and who have no direct or indirect financial interest in the operation of the Fund. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended April 30, 2013, the Fund incurred distribution costs for Class AAA, Class A, and Class C Shares of $344,787 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

Distribution Costs and Expenses

Incurred for the Year Ended April 30, 2013

Class AAA	Class A	Class C
$13,532	$206,513	$124,713

For the fiscal year ended April 30, 2013, the Distributor identified expenditures for the Fund of approximately: $6,000 for advertising and promotion, $3,200 for printing, postage and stationery, $1,200 for overhead support expenses, $48,100 for advanced commissions, $98,800 for salaries of personnel of the Distributor and $231,700 for third party servicing fees.

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA and Class A Shares and 1.00% of its average daily net assets of Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreements, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually (a) by the Company’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of holders of a majority of the outstanding voting securities of the Fund and by the Board. The Distribution Agreements may be terminated by either party thereto upon sixty days’ written notice.

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates the Fund’s classes of shares were first offered to the public.

Class AAA	Class A	Class C	Class R
12/8/08	10/10/85	8/22/95	8/22/95

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the applicable Prospectus for Class A, Class C, and Class R Shares under the “Classes of Shares” section and in the Prospectus for Class AAA shares under the “Management of the Fund” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund’s portfolio turnover rates for the fiscal years ended April 30, 2012 and April 30, 2013 were 558% and 246%, respectively. The decrease in portfolio turnover rate was due to net sales of U.S. Treasury bills that transacted without commissions. Since the SEC’s portfolio turnover formula excludes fixed income securities with maturities of less than one year from its denominator, the Fund’s turnover rate may appear high, which can be misleading.

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct the Fund’s portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser has allocated brokerage commissions of $67,232 on portfolio transactions to broker-dealers who provided research services to the Adviser, in the principal amount of $69,676,580 during the fiscal year ended April 30, 2013. The average commissions on these transactions were $0.04 per share. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Fund does not take into account whether such broker or dealer sells shares of the Fund or other Gabelli funds or the amount of such sales.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to G.research on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround (“DOT”) System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal years ended April 30 as indicated:

	Fiscal Year Ended April 30, 2011	Fiscal Year Ended April 30, 2012	Fiscal Year Ended April 30, 2013
Total brokerage commissions paid by the Fund†	$204,935	$290,262	$81,389
Total brokerage commissions paid by the Fund to G.research	$0	$0	$0
% of total brokerage commissions paid to G.research	0%	0%	0%
% of principal amount of transactions involving commissions effected through G.research	0%	0%	0%

†

The Fund’s total commissions increased from 2011 to 2012 due to increases in portfolio turnover and decreased from 2012 to 2013 due to net sales of U.S. Treasury bills that transact without commissions.

During its fiscal year ended April 30, 2013, the Fund did not acquire securities of its regular broker-dealers or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of the Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s Prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class R Shares, as applicable, as a result of the higher service and distribution-related fees to which Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company; (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by an affiliated pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company’s Board. Additional information on fair valuation is provided in the Fund’s Prospectus under “Pricing of Fund Shares”.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year and distributed to its shareholders.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from interests in qualified publicly traded partnerships. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

The Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by the Fund, the Fund will be subject to tax on such retained amount. In that event, the Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against their Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase their basis in its shares of the Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund’s fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed or taxed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with calendar year distribution requirements. However, the Fund can give no assurance that distributions will be sufficient to eliminate all taxes at the Fund level.

On April 30, 2013, the Fund’s unused capital loss carryforwards were as follows:

Expiring in Fiscal Year	Capital Value Fund
2014	$13,004,169
2015	$7,109,158
2016	$4,484,299
2018	$12,025,747
2019	$37,242,276

Total	$73,865,649

Capital losses sustained and not used in a taxable year beginning on or after December 23, 2010 may be carried forward indefinitely to offset capital gains of the Fund in future years.

Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year are “mark-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Income Prior to Receipt of Cash

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

Distributions

Distributions of investment company taxable income, whether paid in cash or reinvested in the Fund’s shares are taxable to a U.S. shareholder as ordinary income. Qualified dividends from certain U.S. and non-U.S. corporations received by the Fund and properly reported when distributed are taxable to U.S. shareholders at a reduced federal rate of a maximum of 20%. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund’s income consists of qualified dividends received from U.S. corporations and certain holding period requirements are met. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital. The Fund may make taxable distributions even during periods in which the Fund’s share price has declined. You should consult a tax adviser concerning the tax consequences of your investment in the Fund based on your individual circumstances.

Sales of Shares

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a sixty-one-day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Backup Withholding

The Company generally will be required to withhold U.S. federal income tax at a current rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability if proper documentation is timely provided.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If the Fund has more than 50% of its total assets invested in securities of foreign governments or corporations, it may be eligible to pass through to shareholders the amount of foreign taxes it pays.

Consult Your Tax Advisor

The foregoing discussion of tax law, and that in the prospectus, are based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Fund. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders computed according to formulas prescribed by the SEC.

Prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R Shares. Because Class C Shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class R performance information for the period prior to the introduction of Class R Shares reflects the annual service and distribution fees and other expenses borne by Class A.

DESCRIPTION OF THE FUND’S SHARES

The Company’s charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date of this SAI, the Company consists of one investment portfolio: the Capital Value Fund.

The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $0.001 per share. The Company is authorized to issue 125,000,000 Capital Value Fund Class AAA Shares, 500,000,000 Capital Value Fund Class A Shares, 125,000,000 Capital Value Fund Class C Shares, and 125,000,000 Capital Value Fund Class R Shares. Each Class AAA, Class A, Class C, and Class R Shares represent an interest in the Fund as the case may be, in proportion to its NAV, and has identical rights except that Class AAA, Class A, and Class C Shares bear fees and expenses on an ongoing basis pursuant to the Fund’s Class AAA, Class A, and Class C Service and Distribution Plans, respectively, and Class C Shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class AAA, Class A, and Class C Shares have voting rights with respect to matters pertaining to the Class AAA, Class A, and Class C Service and Distribution Plans, respectively.

The Company’s Board may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company’s Board may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

Under the corporate law of Maryland, the Company’s state of incorporation, and the Company’s By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class AAA, Class A, or Class C votes entitled to be cast with respect to matters relating to the Class AAA, Class A, or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

Except as described above with respect to the Company’s Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A Shares of the Company shall be voted on only by holders of Class A Shares of the Fund). Under the 1940 Act, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund, means the vote of the lesser of (i) 67% of the Fund’s shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share class of the Fund is entitled to such dividends and distributions out of the assets belonging to that share class as are declared in the discretion of the Company’s Board of Directors. In determining the NAV of a share class, assets attributable to the share class are charged with the direct liabilities in respect of that share class and with a share of the general liabilities of the Fund. The general liabilities of the Fund are normally attributed in proportion to the relative NAVs of the respective share classes of the Fund at the time such liabilities arise.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Under the Company’s Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to the Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company’s Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

Dividends and Distributions

The Fund ordinarily pays dividends from net investment income and distributes net capital gain, if any, once a year. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net available capital gain unless capital loss carryovers, if any, have been utilized.

Shareholders of the Fund will receive dividends and distributions on their shares of the Fund in additional shares of the same Class of the Fund (without a sales charge) or may elect to receive all dividends and distributions in cash.

Other Information

Each Prospectus and this SAI do not contain all the information included in the Company’s Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in each Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which each Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Information for Shareholders

All Shareholder inquiries regarding administrative procedures including the purchase and redemption of Shares should be directed to the Distributor, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

The Company will send unaudited reports at least semiannually, and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended April 30, 2013, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Company’s 2013 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus(+) or Minus(-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a) (1)	Articles of Amendment and Restatement, dated March 4, 1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on February 14, 1996 (Accession No. 0000912057-96-002408) (“Post-Effective Amendment No. 8”).

(2)	Articles Supplementary, dated July 6, 1992, with respect to Class B Common Stock, are incorporated by reference to Post-Effective Amendment No. 8.

(3)	Certificate of Correction, dated April 19, 1993, with respect to Class A Common Stock, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2007 (Accession No. 0000935069-07-002001).

(4)	Articles Supplementary, dated July 27, 1995, with respect to Class C Common Stock, are incorporated by reference to Post-Effective Amendment No. 8.

(5)	Articles of Amendment, with respect to: (i) the Registrant’s name change from Comstock Partners Strategy Fund, Inc. to Comstock Partners Funds, Inc.; (ii) the designation of the existing series as the Comstock Partners Strategy Fund; and (iii) the redesignating of all of the existing shares as Class A, Class C, and Class O, are incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2000 (Accession No. 0000935069-00-000444) (“Post-Effective Amendment No. 17”).

(6)	Articles Supplementary, with respect to: (i) the increase of Shares of Capital Stock; (ii) the organization of the Comstock Partners Capital Value Fund; and (iii) the creation of Class A, Class B, Class C, and Class R Shares of Capital Stock of the Comstock Partners Capital Value Fund, are incorporated by reference to Post-Effective Amendment No. 17.

(7)	Articles of Amendment, dated May 18, 2000, with respect to the Registrant’s name change from Comstock Partners Funds, Inc. to Gabelli Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

(8)	Articles of Amendment, dated August 1, 2000, with respect to the Registrant’s name change from Gabelli Comstock Funds, Inc. to Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

(9)	Articles Supplementary, dated November 18, 2008, with respect to the reclassification and designation of 125,000,000 authorized but unissued shares of Comstock Strategy Fund Class C Common Stock as shares of Comstock Capital Value Class AAA Common Stock, are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement as filed with the SEC via EDGAR on December 8, 2008 (Accession No. 0000935069-08-002942).

(10)	Articles Supplementary, dated October 3, 2011, with respect to the reclassification and designation of 150,000,000 authorized but unissued shares of Comstock Strategy Fund Class A Common Stock, 75,000,000 authorized but unissued shares of Comstock Strategy Fund Class C Common Stock, and 150,000,000 authorized but unissued shares of Comstock Strategy Fund Class O Common Stock as shares of Comstock Capital Value Fund Class A Common Stock are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2012 (Accession No. 0001193125-12-370897) (“Post-Effective Amendment No. 34”).

(b)	By-Laws of the Registrant, dated March 6, 1992, are incorporated by reference to Post-Effective Amendment No. 8.

(c)	Not Applicable.

(d) (1)	Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(2)	Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Capital Value Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(e) (1)	Distribution Agreement, dated August 1, 2011, between the Registrant and G.distributors, LLC, on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement as filed with the SEC via EDGAR on August 29, 2011 (Accession No. 0000950123-11-080927) (“Post-Effective Amendment No. 32”)

(f)	Not Applicable.

(g) (1)	Custody Agreement, dated April 10, 2003, between the Registrant and The Bank of New York, is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC via EDGAR on August 29, 2003 (Accession No. 0000935069-03-001120) (“Post-Effective Amendment No. 20”).

(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated April 10, 2003, is incorporated by reference to Post-Effective Amendment No. 20.

(h)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2000, is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2006 (Accession No. 0000935069-06-002323).

(i)	Consent of Venable, Baetjer and Howard, LLP, dated August 27, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on August 27, 1999 (Accession No. 0000890163-99-000297).

(j) (1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(2)	Powers of Attorney, dated June 29, 2000, for Henry G. Van der Eb, M. Bruce Adelberg, Vincent D. Enright, Charles L. Minter, Anthony R. Pustorino, and Werner J. Roeder are incorporated by reference to Post-Effective Amendment No. 17.

(3)	Power of Attorney, dated August 25, 2011, for Anthony S. Colavita is incorporated by reference to Post-Effective Amendment No. 32.

(4)	Consent of Paul Hastings LLP is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m) (1)	Amended and Restated Class A Service and Distribution Plan, dated June 27, 2000 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on June 29, 2000 (Accession No. 0000935069-00-000349).

(2)	Amended and Restated Class C Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

(3)	Amended and Restated Class AAA Service and Distribution Plan, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28.

(n)	Amended and Restated Multiclass Pursuant to Rule 18f-3, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company,
Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc. is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Reference is made to Article VII of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-laws, and Section 10 of each Distribution Agreement between Registrant and G.distributors, LLC.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriters

(a)      G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The TETON Westwood Funds.

(b)      The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c) Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1. Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

2. BNY Mellon Investment Servicing (US) Inc.
One Boston Place
Boston, Massachusetts 02108

3. BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

4. The Bank of New York Mellon
One Wall Street
New York, New York 10286

5. State Street Bank and Trust Company
One Heritage Drive
North Quincy, Massachusetts 02171

6. Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, COMSTOCK FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 28th day of August, 2013.

COMSTOCK FUNDS, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 36 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Henry G. Van der Eb* Henry G. Van der Eb	Chairman of the Board and Director	August 28, 2013

/s/ Bruce N. Alpert	Executive Vice President	August 28, 2013
Bruce N. Alpert	and Secretary

/s/ Agnes Mullady	Treasurer and Principal	August 28, 2013
Agnes Mullady	Financial Officer

Charles L. Minter*	Director	August 28, 2013
Charles L. Minter

M. Bruce Adelberg*	Director	August 28, 2013
M. Bruce Adelberg

Anthony S. Colavita*	Director	August 28, 2013
Anthony S. Colavita

Vincent D. Enright*	Director	August 28, 2013
Vincent D. Enright

Anthony R. Pustorino*	Director	August 28, 2013
Anthony R. Pustorino

Werner J. Roeder*	Director	August 28, 2013
Werner J. Roeder

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

28(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

28(j)(4)	Consent of Paul Hastings LLP.

28(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC.